SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 27, 2001 (August 10, 2001)

MARKWEST HYDROCARBON, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-11566	84-1352233
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(Commission File Number)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

155 Inverness Drive West, Suite 200
DENVER, COLORADO  80112
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(303) 290-8700
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

         MarkWest Hydrocarbon, Inc. announced on August 13, 2001 the acquisition of two privately owned independent exploration and production companies – Leland Energy Canada Ltd. (“Leland”) and Watford Energy Ltd. (“Watford”), both headquartered in Calgary, Alberta, Canada. Leland and Watford were acquired for $51 million (U.S.) on August 10, 2001.  100% of the interest in Watford was acquired from eight individuals including four individuals managing the operations of both Leland and Watford.  100% of Leland was acquired from Kaiser Energy Ltd.  The management group for both Leland and Watford will remain in place.

         Leland and Watford’s oil and gas exploration and production assets are located in central and southern Alberta, Canada, with estimated total net proved reserves of 26.4 billion cubic feet equivalent (Bcfe) of natural gas.  The acquisition also adds to MarkWest’s exploration and production inventory more than 300 drillable locations, mostly defined by three-dimensional (3D) seismic, located on more than 106,000 acres.

         This transaction has been funded using bank debt through an expanded $130 million line of credit with MarkWest’s lead banker, Bank of America N.A.

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         Markwest hydrocarbon, inc., Operates through two business segments: gathering, processing, and marketing and exploration and production. The gathering, processing, and marketing portion is our traditional "midstream" business, which involves gathering natural gas from the wellhead and removing impurities such as co2 and sulfur dioxide along with the valuable natural gas liquids. We also have very extensive storage, transportation and marketing facilities. The exploration and production segment produces natural gas in the San Juan Basin of Colorado and new Mexico, western and eastern Michigan, and with this transaction, Alberta, Canada. Not only is this second segment growing very rapidly, but it also helps drive our midstream business as we provide services to other producers.

         THIS PRESS RELEASE INCLUDES "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. ALL STATEMENTS OTHER THAN STATEMENTS OF HISTORICAL FACTS INCLUDED OR INCORPORATED HEREIN MAY CONSTITUTE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE EXPECTATIONS REFLECTED IN THE FORWARD-LOOKING STATEMENTS ARE REASONABLE, IT CAN GIVE NO ASSURANCE THAT SUCH EXPECTATIONS WILL PROVE TO BE CORRECT. THE FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES THAT AFFECT THE COMPANY'S OPERATIONS, FINANCIAL PERFORMANCE AND OTHER FACTORS AS DISCUSSED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. AMONG THE FACTORS THAT COULD CAUSE RESULTS TO DIFFER MATERIALLY ARE THOSE RISKS DISCUSSED IN THE COMPANY'S FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial statements for Leland and Watford, pursuant to the requirements of Form 8-K, will be filed no later than October 23, 2001.

         (b) Pro forma financial statements for the combined entity, pursuant to the requirements of Form 8-K, will be filed no later than October 23, 2001.

         (c) Exhibits.

The following exhibit is furnished as part of this report.

2.1	–	Share Purchase Agreement between MarkWest Acquisitions Corp. and Kaiser Energy Ltd.*

2.2	–	Share Purchase Agreement between MarkWest Acquisitions Corp., Brian E. Hiebert, Guy C. Grieson, Ian R. De Bie, Gordon A. Maybee, Erin Hiebert, Raylene Grierson, Kathleen De Bie, and Patricia Maybee.*

10.1	–	Bank Credit Agreement between MarkWest Hydrocarbon, Inc. and Bank of America N.A.*

99.1	–	Press Release dated August 13, 2001.

* Schedules omitted. MarkWest agrees to provide supplementally a copy of the schedules to the Commission upon request.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2001	MarkWest Hydrocarbon, Inc.

	By:	/s/ Gerald A. Tywoniuk

Gerald A. Tywoniuk Chief Financial Officer and Vice President of Finance (On Behalf of the Registrant and as Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

2.1	Share Purchase Agreement between MarkWest Acquisitions Corp. and Kaiser Energy Ltd.

2.2	Share Purchase Agreement between MarkWest Acquisitions Corp., Brian E. Hiebert, Guy C. Grieson, Ian R. De Bie, Gordon A. Maybee, Erin Hiebert, Raylene Grierson, Kathleen De Bie, and Patricia Maybee.

10.1	Bank Credit Agreement between MarkWest Hydrocarbon, Inc. and Bank of America N.A.

99.1	Press Release dated August 13, 2001.